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                                                                   Exhibit 10.60

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                            MEGO MORTGAGE CORPORATION
              1997 STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN (AS AMENDED AND RESTATED EFFECTIVE OCTOBER 22, 1997)


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         1. PURPOSE. The purpose of this Plan is to advance the interests of
Mego (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Subsidiaries, including employees, officers, directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership, and the payment of benefits based upon appreciation in the value of stock, in the Company by such persons. This Plan is an amendment and restatement of the MEGO Mortgage Corporation 1997 Stock Option Plan, as initially adopted by the Company on the Effective Date.

         2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

            (a) "Affiliate" shall mean any corporation other than the Company that is a member of an affiliated group of corporations, as defined in Section 1504 (determined without regard to Section 1504(b)) of the Code, of which the Company is a member.

            (b) "Board" shall mean the Board of Directors of the Company.

            (c) "Committee" shall mean the committee appointed by the Board pursuant to Section 12(a) hereof.

            (d) "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share.

            (e) "Covered Employee" shall mean any individual who, on the last day of the taxable year of the Company, is (i) the Chief Executive Officer of the Company or is acting in such capacity (the "CEO") and (ii) among the four highest compensated officers (other than the CEO) of the Company. The determination of whether an individual is the CEO or among the four highest compensated officers shall be determined pursuant to Section 162(m) of the Code and the regulations promulgated thereunder.

            (f) "Director" shall mean a member of the Board.



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            (g) "Effective Date" shall mean August 20, 1997. The Plan was amended and restated effective as of October 22, 1997.

            (h) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or
(iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined in good faith by the Committee or the Board in a fair and uniform manner.

            (i) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

            (j) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (k) "Mego Financial" shall refer to Mego Financial Corp., a New York corporation.

            (l) "Non-Employee Director" shall refer to a Director who is not an employee of the Company or of any Affiliate other than Mego Financial and Preferred Equities Corporation.

            (m) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

            (n) "Officer" shall mean the Company's Chairman of the Board, President, Chief Executive Officer, chief financial officer, chief accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the


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Company. As used in this paragraph, the phrase "policy-making function"
does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. Section 229.401(b)) the Company identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

            (o) "Option" (when capitalized) shall mean any option granted under this Plan.

            (p) "Optionee" shall mean a person to whom a stock option or SAR is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

            (q) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

            (r) "Plan" shall mean this 1997 Stock Option and Stock Appreciation Rights Plan for the Company.

            (s) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            (t) "SAR" shall mean a stock appreciation right granted pursuant to
Section 5 hereof.

            (u) "Share" shall mean a share of Common Stock.

            (v) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. SHARES AVAILABLE FOR OPTION AND SAR GRANTS. The Committee or the Board may grant to Optionees from time to time Options and/or SAR's with respect to an aggregate of up to Two Million (2,000,000) Shares from the Company's authorized and unissued Shares. If any Option or SAR granted under the Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, new Options or SAR's may thereafter be granted with respect to such Shares.

         4. OPTIONS.

            (a) INCENTIVE AND NON-QUALIFIED OPTIONS. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the



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Committee or the Board at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan. Incentive Stock Options may not be granted to any person who is not an employee of the Company or any Subsidiary.

            (b) DOLLAR LIMITATION. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section 422(b) of the Internal Revenue Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations as defined in Section 424 of the Internal Revenue Code), exceeds $100,000.

            (c) OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee or the Board but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

            (d) EXERCISE OF OPTIONS. An Option shall be deemed exercised when
(i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee or the Board in any Option, and subject to such guidelines as the Committee or the Board may establish, the option price of any Shares purchased shall be paid (1) in cash, (2) by certified or official bank check, (3) by money order, (4) with Shares, (5) by the withholding of Shares issuable upon exercise of the Option or by any other form of cashless exercise procedure approved by the Committee or the Board, or (6) in such other consideration as the Committee or the Board deems appropriate, or by a combination of the above. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value for the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall


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reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 8 hereof.

         5. Stock Appreciation Rights (SAR's).

            (a) TANDEM STOCK APPRECIATION RIGHTS. The Committee shall have the right to grant SAR's in tandem with an Option, either at the time of grant of the Options or by amendment. Each such SAR shall be subject to the same terms and conditions as the related Option, if any, and shall be exercisable only at such times and to such extent as the related Option is exercisable; provided, however, that an SAR may be exercised only when the Fair Market Value of the Common Stock exceeds the exercise price of the related Option. An SAR shall entitle the Optionee to surrender to the Company unexercised the related Option, or any portion thereof, and, except as provided below, to receive from the Company in exchange therefor, cash in the amount of the excess of the Fair Market Value of one Share for the day of the surrender of such Option over the exercise price per share of one Share multiplied by the number of Shares provided for under the Option, or portion thereof, which is surrendered.

            (b) FREESTANDING STOCK APPRECIATION RIGHTS. The Committee also shall have the authority to grant SAR's unrelated to any Option that may be granted hereunder. Each such SAR shall be subject to the terms and conditions as determined by the Committee. Freestanding SAR's shall entitle the Optionee to surrender to the Company a portion or all of such SAR's, and except as provided below, to receive from the Company in exchange therefor cash in the amount of the excess of the Fair Market Value of one Share for the day of the surrender of such SAR over the Fair Market Value per Share (determined as of the date the SAR was granted) multiplied by the number of SAR's that are surrendered.

            (c) EXERCISE OF SAR's. An SAR shall be deemed exercised when the Company has received written notice of such exercise in accordance with the terms of the SAR.

         6. CONDITIONS FOR GRANT OF OPTIONS AND SAR's.

            (a) Each Option and SAR shall be evidenced by an option agreement or SAR agreement, as applicable, that may contain any term deemed necessary or desirable by the Committee or the Board, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be (i) those persons selected by the Committee from the class of all regular employees of, or persons who provide consulting or other services as independent contractors to, the Company or its Subsidiaries, including Directors and Officers who are regular employees, and (ii) Directors who are not employees of the Company or of any Subsidiaries.



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            (b) In granting Options and SAR's, the Committee or the Board shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee or the Board shall determine. The Committee or the Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee or the Board may from time to time in granting Options or SAR's under the Plan prescribe such other terms and conditions concerning such Options or SAR's as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option or SAR becomes exercisable, (ii) providing that the Option or SAR rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option or SAR to the continued employment of the Optionee for a specified period of time.

            (c) The Options and SAR's granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option or SAR granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

            (d) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Internal Revenue Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation [as defined in Section 424 of the Internal Revenue Code] at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

            (e) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options and/or SAR's granted to any one Optionee may not exceed 800,000 Options and/or SAR's, subject to adjustment as provided in Section 9 hereof.

            (f) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, Options may not be granted to any person who is, or who the Board reasonably expects will be a Covered Employee, unless the grant of such Option is authorized by, and all of the terms of such Options are determined by, the Committee that is appointed in accordance with Section 12 of this Plan and all of whose members are Outside Directors.

            (g) Incentive Stock Options may not be granted to any person who is not an employee of the Company or of its parent or subsidiary, as those terms are defined in Section 424 of the Code, at the date of grant.


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         7. EXERCISABILITY OF OPTIONS AND SAR's. Any Option or SAR shall become exercisable in such amounts, at such intervals and upon such terms as the Committee or the Board shall provide in such Option or SAR, as applicable, except as otherwise provided in this Section 7.

            (a) The expiration date of an Option or SAR shall be determined by the Committee at the time of grant, but in no event shall an Option or SAR be exercisable after the expiration of 10 years from the date on which the Option is granted.

            (b) Unless otherwise provided in any Option or SAR, each outstanding Option and SAR, shall become immediately fully vested and exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option or SAR pursuant to Section 8(c) hereof and the transaction is fully consummated. For this purpose, the term "Change in Control" shall mean:

                (i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

                (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A of Regulation 14A promulgated under the Securities Exchange
Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board;

provided, however, that this Section 7(b) shall not apply to accelerate the exercisability of any Option or SAR as a result of the distribution of all or part of the shares in the Company owned by Mego Financial to the stockholders of Mego Financial or to any of its affiliates, regardless of the manner in which such shares are distributed.

            (c) The Committee or the Board may in its sole discretion accelerate the date on which any Option or SAR may be exercised and may accelerate the exercisability of any

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Shares subject to any Option or SAR or previously acquired by the exercise of any Option or SAR.

         8. TERMINATION OF OPTION PERIOD.

             (a) Except as otherwise provided in the Option or SAR, the unexercised portion of any Option or SAR granted to an Optionee who is not a Non-Employee Director shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                (i) three (3) months after the date on which the Optionee's employment is terminated or, in the case of a Non-Qualified Stock Option, and unless the Committee or the Board shall otherwise determine in writing in its sole discretion, the date on which the Optionee's employment is terminated, in either case for any reason other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of (1) misfeasance or malfeasance in connection with the performance by him of his duties and responsibilities as an employee or Director; (2) fraud, embezzlement or breach of trust; (3) any criminal act other than minor traffic infractions; or (4) the willful or knowing refusal by the Optionee to perform substantially all or any portion of his duties and responsibilities as an employee or Director; or (B) a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee, or (C) death;

                (ii) immediately upon the termination of the Optionee's employment for Cause;

                (iii) twelve (12) months after the date on which the Optionee's employment, is terminated by reason of a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the Board;

                (iv) twelve (12) months after the date of termination of the Optionee's employment by reason of death of the Optionee, or in the event the Optionee's death shall occur during the twelve (12) month period specified in subsection 8(a)(iii) hereof, on the later of (A) three (3) months after the date of death of the Optionee or (B) the end of the twelve (12) month period specified in subsection 8(a)(iii) hereof.

All references herein to the termination of the Optionee's employment shall, in the case of a Optionee who is not an employee of the Company or a Subsidiary, refer to the termination of the Optionee's service with the Company.

            (b) Except as otherwise provided in the Option or SAR, the unexercised portion of any Option or SAR granted to an Optionee who is a Non-Employee Director shall automatically




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and without notice terminate and become null and void at the time of the earliest to occur of the following:

                (i) immediately upon the termination of the Optionee's service as a Non-Employee Director for Cause, which shall mean the removal of the Optionee as a Director by reason of any act or any failure to act, by the Optionee that constitutes (A) misfeasance or malfeasance in connection with the performance by him of his duties and responsibilities as a Director; (B) fraud, embezzlement or breach of trust; (C) any criminal act other than minor traffic infractions; or (D) the willful or knowing refusal by the Optionee to perform substantially all or any portion of his duties and responsibilities as a Director;

                (ii) twelve (12) months after the date on which the Optionee's service as a Non-Employee Director is terminated for any reason other than a reason set forth in Subsections 8(b)(i) hereof.

            (c) The Committee or the Board in its sole discretion may by giving written notice ("cancellation notice") cancel, effective 30 days after the date of, and contingent upon, the consummation of any corporate transaction described in Subsections 7(b)(i) hereof or of any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

         9. ADJUSTMENT OF SHARES.

            (a) If at any time while the Plan is in effect or unexercised Options or SAR's are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                (i) appropriate adjustment shall be made in the maximum number of Shares available for grant of Options and/or SAR's under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to Options and/or to SAR's; and

                (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option or SAR, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to Options and/or SAR's at the same aggregate exercise price.

            (b) Unless otherwise provided in any Option or SAR, the Committee or the Board may change the terms of Options and SAR's outstanding under this Plan, with respect to the option price or grant price or the number of Shares subject to the Options or SAR's, or both,


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when, in the Committee's or Board's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under the Plan.

            (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

            (d) Without limiting the generality of the foregoing, the existence of outstanding Options or SAR's granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options or SAR's; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         10. TRANSFERABILITY OF OPTIONS, SAR's AND SHARES.

            (a) No Incentive Stock Option or SAR, and unless the prior written consent of the Committee or the Board is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option and SAR shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

            (b) Unless the prior written consent of the Committee or the Board is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, no Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted.

         11. ISSUANCE OF SHARES.

            (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities,



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and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

            (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                (ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of such Shares.

         12. ADMINISTRATION OF THE PLAN.

            (a) Except as set forth in Section 12(b) below, the Plan shall be administered by the Board.

            (b) In the case of Options and SARs granted to individuals who are, or who the Board reasonably expects to become, Covered Employees, the Plan shall be administered by a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors all of whom shall be Outside Directors. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. In the case of Options granted to such Covered Employees, the Committee shall have all of the powers of the Board with respect to the Plan and all references herein to the Board shall refer to the Committee with respect to Options and SARs granted by the Committee. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board, and any vacancy occurring in the membership of the Committee may be filled by appointment of the Board. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

            (c) The Board may grant Options and SAR's pursuant to this Plan to Directors who are not employees of the Company or any Subsidiary and/or other persons to whom Options and SAR's may be granted under Sections 4(a) and 5 hereof.


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            (d) The Board, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations by the Board, and the interpretation and construction of any provision of the Plan or any Option by the Board, shall be final and conclusive.

            (e) Any and all decisions or determinations of the Board shall be made either (i) by a majority vote of the members of the Board at a meeting or
(ii) without a meeting by the unanimous written approval of the members of the Board.

         13. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee or beneficiary, or the exercise of any SAR by any Optionee or beneficiary, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance, delivery or exercise then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

         14. INTERPRETATION.

            (a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

            (b) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under section 422 of the Internal Revenue Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

            (c) This Plan shall be governed by the laws of the State of Delaware.

            (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

            (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         15. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Board may from time to time amend, suspend or terminate the Plan or any Option or SAR granted to or held by a Covered



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

Employee. Additionally, the Committee may from time to time amend any Option or SAR granted by the Committee, provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 8 and 9 hereof, no amendment, suspension or termination of the Plan or any Option or SAR issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option or SAR previously granted without the consent of the Optionee.

         16. EFFECTIVE DATE AND TERMINATION DATE. The Plan shall be effective upon the Effective Date and shall terminate on the 10th anniversary of the Effective Date, but shall be subject to the approval of the Company's shareholders.






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